                                                                   EXHIBIT 99.1

FPA MEDICAL MANAGEMENT, INC.

MATRIX OF REQUIRED ATTACHMENTS / BANK STATEMENTS

                DEBTORS                 MARCH BANK STATEMENTS          COMMENTS
--------------------------------------------------------------------------------
Core Business Units:
    Sterling Healthcare Group, Inc.             X
    Meridian                                    X
    Florida Humana & Clinics                    X
    Health Partners Inc.

Non-Core Business Units
    Illinois MSO                                X
    Kansas City                                 X

Debtor:       FPA MEDICAL MANAGEMENT, INC.

Case Number:   98-01596PJW THROUGH 98-01685PJW

Notes to Monthly Operating Report for the period March 1, 1999 through April 2, 1999. "Required Attachments":

1. Depository Tax Receipts for payroll tax deposits into tax trust accounts are included for the month of March.

2. Copies of most of the Debtors' bank statements for the month of March are attached; copies of the balance of the March statements not yet received from the Banks and/or Debtors will be forwarded upon receipt.

3. The Debtors' most recently filed Income Tax Return for 1997 is included in the filing for the period November 30, 1998 through January 1, 1999 with the Office of the United States Trustee. The 1996 Tax Return was submitted in a prior period (July 19-August 28, 1998) filing.

4. The Debtors' most recent Annual Financial Statements prepared by Accountant were included in a prior period (July 19-August 28, 1998) filing with the Office of the United States Trustee.

5. The Debtor's most recent unaudited consolidated financial statements, for the month of February, 1999, are included in this Monthly Operating Report. Also included are unaudited financial statements for each of the core business subsidiaries for the month of February, 1999.

FPA MEDICAL MANAGEMENT, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                                      For the period 3/1/99 to 4/2/99
                                                      -------------------------------
                                            Projected (1)        Actual (1)           Difference
                                            -------------        ----------           ----------
                                                 A                     B                C=B-A
                                            ------------        ------------         ------------
INITIAL CASH BALANCE                        $         --        $ (1,102,733)         (1,102,733)

Cash Receipts:
  Fee For Service Billings                    16,800,000          18,019,146           1,219,146
  Claims & Capitation                          9,380,300           7,473,508          (1,906,792)
  Reimbursement                                  100,000             199,054              99,054
  Medicare & Collections                       2,250,000           1,564,786            (685,214)
                                            ------------        ------------         ------------
    TOTAL CASH RECEIPTS                       28,530,300          27,256,494          (1,273,806)

Less: Cash Disbursements:
  Employee & Physician Payroll                16,715,940          17,236,162             520,222
  Catch-up payments to Doctors                        --                  --                  --
  Insurance                                      946,000           1,479,071             533,071
  Claims & Capitation                          1,078,000           2,183,351           1,105,351
  Patient Refunds                                125,000             116,773              (8,227)
  Rent                                         1,025,000           1,102,102              77,102
  Utilities                                      458,000             307,487            (150,513)
  Bank Lock-Box Account Fees                          --                  --                  --
  Medical Supplies                               480,250             175,969            (304,281)
  Other                                        2,440,000           1,139,298          (1,300,702)
                                            ------------        ------------         ------------
    Total Cash Disbursements                  23,268,190          23,740,213             472,023

Net Cash Flow                                  5,262,110           3,516,281          (1,745,829)

Financing Charges (2)                           (806,503)           (369,427)            437,076
Collection of Notes                                   --                  --
Retention Costs (2)                                   --                  --                  --
Utility Company (Deposits)/Recoveries                 --                  --                  --
Professional Fee Retainers                            --                  --                  --
Professional Fees (2)                         (1,250,000)           (516,579)            733,421
Restructuring Expenses                                --            (842,326)           (842,326)
Repayment to HPI                                      --            (460,512)           (460,512)
Capital Expenditures (2)                              --                  --                  --
First Union CD/Deposit                                --                  --                  --
Restricted AWS Cash                                   --                  --                  --
A/R Turned Over from Collection                  640,000              30,602            (609,398)
Sale of Orange Coast                                  --                  --                  --
Sale of Axminster                                     --                  --                  --
Sale of Other Assets                                  --             769,045             769,045
DIP Loan Repayment                            (2,890,000)                 --           2,890,000
DIP Loan Proceeds                              2,400,895             218,928          (2,181,967)
Orange Coast Transaction Fees                         --                  --                  --
Orange Coast Post-Sale Disbursements            (400,000)            (28,750)            371,250
                                            ------------        ------------         ------------
Ending Cash Balance                         $  2,956,502        $  1,214,529          (1,741,973)
                                            ------------        ------------         ------------

(1) The projected data reflected herein is based upon the Budgets submitted to the Court in the DIP Loan Agreement dated July 20, 1998, and as amended from time to time thereafter. The actual data reflected herein is based upon the actual data reported to the Bank Group in the Weekly Cash Reports.

(2) Amounts for Financing Charges, Retention Costs, Professional Fees and Capital Expenditures are generally reflected at the FPA Corporate level only. Additionally, Intercompany transfers occurring between the Sterling Healthcare Group, Inc. and FPA Corporate are not separately reflected herein.

STERLING HEALTHCARE GROUP, INC.

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through  April 2, 1999

                                               For the period 3/1/99 to 4/2/99
                                               -------------------------------
                                      Projected             Actual             Difference
                                     ------------       ------------            --------
                                         A                    B                  C=B-A
                                     ------------       ------------            --------
INITIAL CASH BALANCE                 $         --       $ (1,227,381)         (1,227,381)

Cash Receipts:
  Fee For Service Billings             14,500,000         14,453,159             (46,841)
  Claims & Capitation                          --                 --                  --
  Reimbursement                                --                 --                  --
  Medicare & Collections                2,250,000          1,564,786            (685,214)
                                     ------------       ------------           ---------
    TOTAL CASH RECEIPTS              $ 16,750,000       $ 16,017,945            (732,055)

Less: Cash Disbursements:
  Employee & Physician Payroll         10,075,000         10,678,629             603,629
  Catch-up payments to Doctors                 --                 --                  --
  Insurance                                    --             53,052              53,052
  Claims & Capitation                          --                 --                  --
  Patient Refunds                         125,000            111,423             (13,577)
  Rent                                    130,000            113,420             (16,580)
  Utilities                                40,000              4,151             (35,849)
  Bank Lock Box                                --                 --                  --
  Medical Supply                            2,000                 --              (2,000)
  Other                                 1,400,000            248,535          (1,151,465)
                                     ------------       ------------           ---------
    Total Cash Disbursements         $ 11,772,000       $ 11,209,210            (562,790)

Financing Charges                              --                 --                  --

Net DIP Advance                                --                 --                  --

Net Cash Flow                           4,978,000          4,808,735            (169,265)

Intercompany Transfers                         --         (1,863,700)         (1,863,700)

ENDING CASH BALANCE                  $  4,978,000       $  1,717,654          (3,260,346)

FLORIDA (CLINICS & HUMANA)

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                               For the period 3/1/99 to 4/2/99
                                               -------------------------------
                                      Projected             Actual             Difference
                                     ------------       ------------          -----------
                                         A                    B                  C=B-A
                                     ------------       ------------          -----------
INITIAL CASH BALANCE                 $        --        $        --                 --

Cash Receipts:
  Fee For Service Billings             1,000,000            953,436            (46,564)
  Claims & Capitation                  2,150,000          1,403,805           (746,195)
  Reimbursement                               --                 --                 --
  Medicare & Collections                      --                 --                 --
                                     -----------        -----------         ----------
    TOTAL CASH RECEIPTS                3,150,000          2,357,241           (792,759)

Less: Cash Disbursements:
  Employee & Physician Payroll         2,100,000          1,852,120           (247,880)
  Catch-up payments to Doctors                --                 --                 --
  Insurance                              150,000            247,149             97,149
  Claims & Capitation                         --                 --                 --
  Patient Refunds                             --                 --                 --
  Rent                                   280,000            297,118             17,118
  Utilities                              275,000            118,609           (156,391)
  Bank Lock Box                               --                 --                 --
  Medical Supply                         220,000             51,229           (168,771)
  Other                                  250,000            233,424            (16,576)
                                     -----------        -----------         ----------
    Total Cash Disbursements           3,275,000          2,799,649           (475,351)

Agreed Cash Adjustments                       --                 --                 --

Less: Interest                                --                 --                 --

Net Cash Flow                           (125,000)          (442,408)          (317,408)

Intercompany Transfers                        --            442,408            442,408

ENDING CASH BALANCE                  $  (125,000)       $        --            125,000

KANSAS CITY

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                             For the period 3/1/99 to 4/2/99
                                             -------------------------------
                                      Projected             Actual          Difference
                                     ------------       ------------       -----------
                                         A                    B               C=B-A
                                     ------------       ------------       -----------
INITIAL CASH BALANCE                 $        --       $        --                 --
Cash Receipts:
  Fee For Service Billings               200,000           187,914            (12,086)
  Claims & Capitation                  2,800,000         2,485,641           (314,359)
  Reimbursement                               --                --                 --
  Medicare & Collections                      --                --                 --
                                     -----------       -----------         ----------
    TOTAL CASH RECEIPTS              $ 3,000,000       $ 2,673,555           (326,445)

Less: Cash Disbursements:
  Employee & Physician Payroll         1,480,000         1,514,132             34,132
  Catch-up payments to Doctors                --                --                 --
  Insurance                              145,000           280,494            135,494
  Claims & Capitation                         --                --                 --
  Patient Refunds                             --                --                 --
  Rent                                   235,000           245,423             10,423
  Utilities                               25,000            15,633             (9,367)
  Bank Lock Box                               --                --                 --
  Medical Supply                          30,000            23,048             (6,952)
  Other                                  120,000            72,588            (47,412)
                                     -----------       -----------         ----------
    Total Cash Disbursements         $ 2,035,000       $ 2,151,318            116,318

Agreed Cash Adjustments                       --                --                 --

Less: Interest                                --                --                 --

Net Cash Flow                            965,000           522,237           (442,763)

Intercompany Transfers                        --          (522,237)          (522,237)

ENDING CASH BALANCE                  $   965,000       $        --           (965,000)

MERIDIAN

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                             For the period 3/1/99 to 4/2/99
                                             -------------------------------
                                      Projected             Actual          Difference
                                     ------------       ------------       -----------
                                         A                    B               C=B-A
                                     ------------       ------------       -----------
INITIAL CASH BALANCE                 $        --       $    60,138             60,138

Cash Receipts:
  Fee For Service Billings               600,000           583,745            (16,255)
  Claims & Capitation                  3,130,300         2,943,046           (187,254)
  Reimbursement                               --                --                 --
  Medicare & Collections                      --                --                 --
                                     -----------       -----------         ----------
    TOTAL CASH RECEIPTS              $ 3,730,300       $ 3,526,791           (203,509)

Less: Cash Disbursements:
  Employee & Physician Payroll         1,780,940         1,491,387           (289,553)
  Catch-up payments to Doctors                --                --                 --
  Insurance                              120,000           129,165              9,165
  Claims & Capitation                    958,000         1,963,340          1,005,340
  Patient Refunds                             --             5,197              5,197
  Rent                                   250,000           254,869              4,869
  Utilities                               65,000           137,240             72,240
  Bank Lock Box                               --                --                 --
  Medical Supply                         150,000            64,649            (85,351)
  Other                                  375,000           297,294            (77,706)
                                     -----------       -----------         ----------
    Total Cash Disbursements         $ 3,698,940       $ 4,343,141            644,201

Financing Charges                             --                --                 --

Net DIP Advance                               --                --                 --

Net Cash Flow                             31,360          (816,350)          (847,710)

Intercompany Transfers                        --           235,941            235,941

ENDING CASH BALANCE                  $    31,360       $  (520,271)          (551,631)

NORTH CAROLINA

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                            For the period 3/1/99 to 4/2/99
                                            -------------------------------
                                      Projected          Actual          Difference
                                     ------------    ------------       -----------
                                         A                 B               C=B-A
                                     ------------    ------------       -----------
INITIAL CASH BALANCE                 $      --        $      --               --

Cash Receipts:
  Fee For Service Billings             150,000           75,759          (74,241)
  Claims & Capitation                  225,000          149,158          (75,842)
  Reimbursement                             --               --               --
  Medicare & Collections                    --               --               --
                                     ---------        ---------        ---------
    TOTAL CASH RECEIPTS              $ 375,000        $ 224,917         (150,083)

Less: Cash Disbursements:
  Employee & Physician Payroll         360,000          359,036             (964)
  Catch-up payments to Doctors              --               --               --
  Insurance                             15,000           25,292           10,292
  Claims & Capitation                       --               --               --
  Patient Refunds                           --               --               --
  Rent                                  35,000           54,582           19,582
  Utilities                             24,000           17,534           (6,466)
  Bank Lock Box                             --               --               --
  Medical Supply                        20,000            9,085          (10,915)
  Other                                100,000           13,949          (86,051)
                                     ---------        ---------        ---------
    Total Cash Disbursements         $ 554,000        $ 479,478          (74,522)

Agreed Cash Adjustments                     --               --               --

Less: Interest                              --               --               --

Net Cash Flow                         (179,000)        (254,561)         (75,561)

Intercompany Transfers                      --          254,561          254,561

ENDING CASH BALANCE                  $(179,000)       $      --          179,000

SAN ANTONIO (GONZABA)

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1,1999 through April 2, 1999

                                             For the period 3/1/99 to 4/2/99
                                             -------------------------------
                                      Projected           Actual          Difference
                                     ------------     ------------       -----------
                                         A                  B               C=B-A
                                     ------------     ------------       -----------
INITIAL CASH BALANCE                 $       --       $       --                --

Cash Receipts:
  Fee For Service Billings              100,000          284,803           184,803
  Claims & Capitation                   900,000          357,073          (542,927)
  Reimbursement                              --           65,000            65,000
  Medicare & Collections                     --               --                --
                                     ----------       ----------         ---------
    TOTAL CASH RECEIPTS              $1,000,000       $  706,876          (293,124)

Less: Cash Disbursements:
  Employee & Physician Payroll          450,000          592,116           142,116
  Catch-up payments to Doctors               --               --                --
  Insurance                              27,000           38,122            11,122
  Claims & Capitation                        --           15,856            15,856
  Patient Refunds                            --              153               153
  Rent                                   80,000           80,721               721
  Utilities                              20,000           13,423            (6,577)
  Bank Lock Box                              --               --                --
  Medical Supply                         56,250           27,958           (28,292)
  Other                                  50,000           24,194           (25,806)
                                     ----------       ----------         ---------
    Total Cash Disbursements         $  683,250       $  792,543           109,293

Financing Charges                            --               --                --

Net DIP Advance                              --               --                --

Net Cash Flow                           316,750          (85,667)         (402,417)

Intercompany Transfers                       --           85,667            85,667

ENDING CASH BALANCE                  $  316,750       $       --          (316,750)

HEALTH PARTNERS, INC

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                               For the period 3/1/99 to 4/2/99
                                               -------------------------------
                                      Projected             Actual         Difference
                                     ------------       ------------       ------------
                                         A                    B              C=B-A
                                     ------------       ------------       ------------
INITIAL CASH BALANCE                 $ 3,139,791        $   902,908        $(2,236,883)

Cash Receipts:
  Fee For Service Billings             1,300,000            758,708           (541,292)
  Claims & Capitation                    400,000            297,022           (102,978)
  Reimbursement                               --                 --                 --
  Medicare & Collections                      --                 --                 --
                                     -----------        -----------        -----------
    TOTAL CASH RECEIPTS                1,700,000          1,055,730           (644,270)

Less: Cash Disbursements:
  Employee & Physician Payroll         1,060,000            992,971            (67,029)
  Catch-up payments to Doctors                --                 --                 --
  Insurance                               25,000             54,166             29,166
  Claims & Capitation                         --                 --                 --
  Patient Refunds                             --              1,006              1,006
  Rent                                   148,644             82,654            (65,990)
  Utilities                               43,000              9,701            (33,299)
  Bank Lock Box Account Fees                  --                 --
  Medical Supply                         235,000             24,812           (210,188)
  Other                                  200,000            256,780             56,780
                                     -----------        -----------        -----------
    Total Cash Disbursements         $ 1,711,644        $ 1,422,090        $  (289,554)

Agreed Cash Adjustments                       --                 --                 --

Less: Interest                                --             (1,264)            (1,264)

Net Cash Flow                            (11,644)          (365,096)          (353,452)

Intercompany Transfers                        --            460,512            460,512

ENDING CASH BALANCE                  $ 3,128,147        $   998,324        $(2,129,823)

Note: Health Partners Inc. is reported for cash flow purposes as a stand alone entity. These transactions are not included as a part of the FPA Medical Management, Inc. roll-up.

CORPORATE

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                               For the period 3/1/99 to 4/2/99
                                               -------------------------------
                                      Projected             Actual          Difference
                                     ------------       ------------       ------------
                                         A                    B              C=B-A
                                     ------------       ------------       ------------
INITIAL CASH BALANCE                 $        --        $        --        $        --

Cash Receipts:
  Fee For Service Billings               150,000          1,404,437          1,254,437
  Claims & Capitation                         --                 --                 --
  Reimbursement                          100,000            134,054             34,054
  Medicare & Collections                      --                 --                 --
                                     -----------        -----------        -----------
    TOTAL CASH RECEIPTS                  250,000          1,538,491          1,288,491

Less: Cash Disbursements:
  Employee & Physician Payroll           438,000            715,725            277,725
  Catch-up payments to Doctors                --                 --                 --
  Insurance                              489,000            705,797            216,797
  Claims & Capitation                         --                 --                 --
  Patient Refunds                             --                 --                 --
  Rent                                    10,000              8,443             (1,557)
  Utilities                                9,000              1,025             (7,975)
  Bank Lock Box                               --                 --                 --
  Medical Supply                              --                 --                 --
  Other                                   95,000            202,098            107,098
                                     -----------        -----------        -----------
    Total Cash Disbursements           1,041,000          1,633,088            592,088

Less: Interest                                --                 --                 --

Net Cash Flow                           (791,000)           (94,597)           696,403

Net DIP Advance                               --                 --                 --

Intercompany Transfers                        --             94,597             94,597

ENDING CASH BALANCE                  $  (791,000)       $        --        $   791,000

CLOSURES

DIP Budget
DIP Projected vs. Actual Cash Flows
March 1, 1999 through April 2, 1999

                                               For the period 3/1/99 to 4/2/99
                                               -------------------------------
                                      Projected          Actual         Difference
                                     ------------    ------------      -----------
                                         A                 B              C=B-A
                                     ------------    ------------      -----------
INITIAL CASH BALANCE                 $      --       $  64,510           64,510

Cash Receipts:
  Fee For Service Billings             100,000          75,893          (24,107)
  Claims & Capitation                  175,000         134,785          (40,215)
  Reimbursement                             --              --               --
  Medicare & Collections                    --              --               --
                                     ---------       ---------          -------
    TOTAL CASH RECEIPTS              $ 275,000       $ 210,678          (64,322)

Less: Cash Disbursements:
  Employee & Physician Payroll          32,000          33,017            1,017
  Catch-up payments to Doctors              --              --               --
  Insurance                                 --              --               --
  Claims & Capitation                  120,000         204,155           84,155
  Patient Refunds                           --              --               --
  Rent                                   5,000          47,398           42,398
  Utilities                                 --              --               --
  Bank Lock Box                             --              --               --
  Medical Supply                         2,000              --           (2,000)
  Other                                 50,000          47,216           (2,784)
                                     ---------       ---------          -------
    Total Cash Disbursements         $ 209,000       $ 331,786          122,786

Agreed Cash Adjustments                      0              --               --

Less: Interest                              --              --               --

Net Cash Flow                           66,000        (121,108)        (187,108)

Intercompany Transfers                      --          73,744           73,744

ENDING CASH BALANCE                  $  66,000       $  17,146          (48,854)

Source: Information reflected above was obtained from the books and records of FPA Medical Management, Inc.